SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.   20549
                          ________

                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
               April 24, 1997 (April 2, 1997)


              ADVANCED GAMING TECHNOLOGY, INC.

     (Exact Name of Registrant as Specified in Charter)

        2482-650 West Georgia Street, P.O. Box 11610
         Vancouver, British Columbia, Canada V6B 4N9

          (Address of Principal Executive Offices)

          Wyoming             000-21991      98-0152226

(State of Other Jurisdiction  (Commission    (IRS Employer
      of Incorporation)        File Number)   Identification
No.)

     Registrant's telephone number, including area code:
                       (604) 689-8841



    (Former Name or Former Address, if Changed Since Last
                           Report)

Item 9.  Sales of Equity Securities Pursuant to Regulation
S.

     Information concerning recent sales by the registrant of equity securities that were not registered under the Securities Act of 1933 in reliance upon Regulation S under that Act is set forth below. No underwriters were involved in the transactions and the registrant did not publicly offer any securities.

     (a) Effective as of April 4, 1997, an aggregate of 38,357 shares were issued in payment in advance of the first three months interest in respect of certain convertible debentures, as follows: Josef Schonkopf, 15,080 shares; Yitzchak L. Hirsch, 14,200 shares; and Lockwood Resources Limited, 9,077 shares.

     (b) Effective as of April 2, 1997, an aggregate of 1,150,000 shares were issued upon conversion of certain convertible promissory notes, as follows: Robert Hand, 200,000 shares upon conversion of a $50,000 note dated January 1996, at $0.25 per share; Bank Sal. Oppenheim jr. & Cie (Schweiz) AG, 900,000 shares upon conversion of a $225,000 note dated January 5, 1996, at $0.25 per share; and Creel Investment Corp., 50,000 shares upon conversion of a $25,000 note, at $0.50 per share.

     (c) Effective as of April 7, 1997, 100,000 shares to
Samuel John Dear, by application of $25,000 paid to Mr. Dear in respect of an overdue loan, at $0.25 per share.

     (d) Effective as of April 15, 1997, an aggregate of 22,364 shares in payment in advance of the first three months interest in respect of certain convertible debentures, as follows: Mayer Kaufman, 3,207 shares; Thomson Kernaghan & Co. Ltd., 6,328 shares; and Passy Holding, 12,829 shares.

     (e) Effective as of April 16, 1997, 3,026 shares to
Elizabeth Mayer in payment in advance of the first three months interest in respect of a convertible debentures.

     (f) Effective as of April 14, 1997, 450,000 shares to
Bank Sal. Oppenheim jr. & Cie (Scheiz) AG upon exercise at
$0.50 per share of 450,000 warrants issued in connection with a certain $225,000 promissory note dated January 5, 1996.

     (g) Effective as of April 14, 1997, 400,000 shares to
Beauchamp International Ltd. upon exercise of a stock option at $0.25 per share, issued in lieu of salary, consulting fees or commission.

     (h) Effective as of April 15, 1997, 50,000 shares to
Godinho and Sinclair Investments upon conversion of a $25,000 convertible promissory note dated April 24, 1996, at $0.50 per share.

     (i) Effective as of April 14, 1997, 200,000 shares to
Listmore Trading Ltd. upon conversion of a $100,000
convertible promissory note dated April 23, 1996, at $0.50 per share.

     (j) Effective as of April 14, 1997, 50,000 shares to
Frank A. Roberts upon conversion of a $25,000 convertible promissory note dated April 18, 1996, at $0.50 per share.

     (k) Effective as of April 14, 1997, 100,000 shares to
Slade Securities Limited upon conversion of a $50,000
convertible promissory note dated April 18, 1996, at $0.50 per share.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         ADVANCED GAMING TECHNOLOGY, INC.


                    By:  /s/ Firoz Lakhani, President

Dated: April 24, 1997    Firoz Lakhani, President


DC1DOCS1.50958